UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): June 2, 2005 (June 1, 2005)


                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


DELAWARE                                                        88-0219860

(State or other jurisdiction of                              (IRS Employer
Incorporation or organization)                               Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700


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ITEM 8.01.     Other Events.

On June 1, 2005, Synagro Technologies, Inc. issued a press release announcing a public offering of 33,000,000 shares of its common stock, 9,523,810 of which are being sold by Synagro and 23,476,190 of which are being sold by the selling stockholders, including the Company's majority stockholder, investment funds affiliated with GTCR Golder Rauner, LLC. Synagro will not receive any proceeds from the sale of the shares by the selling stockholders. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 9.01.     Exhibits

(c)      Exhibits

        99.1 Press release dated June 1, 2005, issued by Synagro Technologies, Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED:  June 2, 2005

                                       SYNAGRO TECHNOLOGIES, INC.

                                       By:         /s/ J. PAUL WITHROW
                                           ------------------------------------
                                            (Senior Executive Vice President &
                                           Chief Financial Officer and Director)


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                                  EXHIBIT INDEX


99.1     Press release dated June 1, 2005, issued by Synagro Technologies, Inc.


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